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      1

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)


                          [SIDLEY & AUSTIN LETTERHEAD]


                                                              1933 Act/Section 5
                                                  1934 Act/Sections 13 and 15(d)

                                                     October 2, 1998


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Office of the Chief Counsel
Division of Corporation Finance

         Re:  Newcourt Credit Group Inc./AT&T Capital Corporation

Ladies/Gentlemen:

     This letter is submitted on behalf of Newcourt Credit Group Inc., an Ontario corporation ("Newcourt"), and AT&T Capital Corporation, a Delaware corporation ("Capital").

I. BACKGROUND.

     A. Newcourt Acquisition of Capital; Newcourt Securities. On January 12, 1998, all the outstanding common stock of Capital was acquired by Newcourt. Shortly thereafter, Newcourt transferred all the outstanding common stock of Capital to a wholly-owned subsidiary of Newcourt.

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                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

     In November 1997, Newcourt registered rights to acquire Newcourt common shares under the Securities Act of 1933, as amended (the "Securities Act"), on Form F-10 (No. 333-07974) as a "foreign private issuer" pursuant to the multi-jurisdictional disclosure system with Canada ("MJDS"). In addition, in April 1997, Newcourt registered its common shares on Form 40-F pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and became a reporting company under the Exchange Act. Newcourt has advised us that it has thereafter filed, and will continue to file, reports on Form 40-F and Form 6-K pursuant to the MJDS requirements. Accordingly, effective May 1, 1998, Newcourt has been subject to the reporting requirements of Section 13 of the Exchange Act and filed all reports required to be filed thereunder for a period of at least 12 months. Newcourt has advised us that it has issued debt securities to the public in Canada, but has not issued any debt securities to the public in the United States.

     B. Existing Debt Securities. In recent years, Capital has issued debt securities through public offerings in the United States (the "Existing Debt Securities"). The Existing Debt Securities were registered by Capital under the Securities Act using registration statements on Form S-3 (the most recent being No. 333-18367) and the "shelf" procedures of Rule 415 under the Securities Act. Capital files periodic reports pursuant to Sections 13 and 15(d) of the Exchange Act.

     C. Support Agreement. Following the acquisition of Capital by Newcourt, on February 9, 1998, Newcourt and Capital entered into a support agreement (the "Support Agreement") under which Newcourt has agreed to own (directly or indirectly) a majority of the voting stock of Capital, maintain the net worth of Capital at $1 or more and provide liquidity to Capital. Under the terms of the Support Agreement, the holders of Capital's outstanding debt for borrowed money are entitled to demand that Capital enforce its rights thereunder and to proceed against Newcourt on behalf of Capital to enforce the rights of Capital thereunder if Capital refuses to do so. However, the Support Agreement, by its terms, provides that it is not a guaranty and that no holder of any such debt shall have any right to proceed directly against Newcourt to obtain any amount due with respect thereto. Thereafter, on February 20, 1998, Capital guaranteed (the "Up-Stream Guaranty") certain outstanding indebtedness and bank liquidity facilities of Newcourt (the "Newcourt Debt"). We have been advised by Newcourt that the Up-Stream Guaranty was issued in order for Newcourt to continue in compliance with Newcourt's indentures and loan agreements and to satisfy certain rating agency requirements.

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      3

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

     D. Additional Registration Statements. On March 20, 1998, Capital filed a registration statement on Form S-3 (No. 333-48415) under the Securities Act (the "March 1998 Registration Statement") with respect to additional debt securities of Capital (the "Additional Debt Securities"). The March 1998 Registration Statement was declared effective on May 5, 1998. Newcourt filed a registration statement on Form F-9 under the Securities Act relating to a full and unconditional guaranty of the Additional Debt Securities by Newcourt (the "Additional Debt Securities Guaranty"), which registration statement has also become effective. An indenture was qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), with respect to the Additional Debt Securities and the related Additional Debt Securities Guaranty. Pursuant to Rule 4d-9 under the TIA, the indenture relating to the Additional Debt Securities Guaranty will be exempt from certain provisions of the TIA.

     It is also contemplated that (i) Capital from time to time will file additional registration statements on Form F-3 under the Securities Act (the "Future Registration Statements") with respect to additional debt securities (the "Future Debt Securities"), (ii) Newcourt from time to time will file additional registration statements on Form F-9 (or, at Newcourt's election, Form F-3), under the Securities Act relating to full and unconditional guaranties of the Future Debt Securities by Newcourt (the "Future Debt Securities Guaranties") and (iii) indentures will be qualified under the TIA with respect to the Future Debt Securities and the related Future Debt Securities Guaranties. Pursuant to Rule 4d-9 under the TIA, the indenture relating to the Future Debt Securities Guaranties will be exempt from certain provisions of the TIA.

     E. Existing Securities Guaranties. Newcourt is planning to issue a separate guaranty (the "Existing Securities Guaranty") under which Newcourt would fully and unconditionally guarantee the Existing Debt Securities and certain other indebtedness of Capital. After issuance of the Existing Securities Guaranty, it is contemplated that Newcourt and Capital would terminate the Support Agreement in accordance with the terms thereof which permit termination under certain conditions.

II. REQUESTED ACTIONS.

     Newcourt and Capital respectfully request (i) the Securities and Exchange Commission (the "Commission") to grant an order pursuant to Section 12(h) of the Exchange Act exempting Capital from the reporting obligations under the Exchange Act or (ii) in the alternative, the Staff of the Division of Corporation Finance of the Commission (the "Staff") to confirm that, under the circumstances described in this letter, it will not

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      4

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

recommend any enforcement action to the Commission if Capital ceases to file periodic reports pursuant to Sections 13 and 15(d) of the Exchange Act. The foregoing request is predicated on the conditions that (a) the Existing Securities Guaranty will be issued by Newcourt as contemplated hereby, (b) the Additional Debt Securities will be guaranteed by the Additional Debt Securities Guaranty and the Future Debt Securities will be guaranteed by the Future Debt Securities Guaranties as contemplated hereby and (c) Newcourt will comply with its periodic reporting requirements under the Exchange Act and include in such periodic reports summarized financial information (as defined in Rule 1-02(bb)(1) of Regulation S-X) with respect to Capital.

     Also, Newcourt and Capital respectfully request the Staff to confirm that
(x) Capital will remain eligible to issue Additional Debt Securities under the March 1998 Registration Statement (or, if the Staff should conclude otherwise, confirm that the March 1998 Registration Statement may be converted to a Registration Statement on Form F-3 by post-effective amendment if General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 is satisfied at the time of the filing of such post-effective amendment) and (y) so long as General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 is satisfied at the time a registration statement on Form F-3 is filed by Capital, Capital will remain eligible to use Form F-3 as a form of registration statement for registering Future Debt Securities, in each case notwithstanding Capital's ceasing to file reports under the Exchange Act pursuant to the requested exemptive order or no-action letter.

     Lastly, Newcourt and Capital respectfully request the Staff to confirm that it will not recommend enforcement action to the Commission, under the circumstances described in this letter, if: (i) Newcourt does not register the Existing Securities Guaranty under the Securities Act; and (ii) a supplemental indenture is not qualified under the TIA with respect to the Existing Securities Guaranty.

III. DISCUSSION.

                    A. NO REQUIREMENT FOR CAPITAL TO CONTINUE
              TO FILE REPORTS WITH THE COMMISSION SUBSEQUENT TO THE EFFECTIVENESS OF THE EXISTING SECURITIES GUARANTY AND
                 THE EXISTING SECURITIES SUBORDINATED GUARANTY.

     Capital is a reporting company subject to the periodic reporting requirements of Section 13 of the Exchange Act by virtue of Section 15(d) thereof, and we have been advised by Capital that the Future Debt Securities, the Additional Debt Securities and the Existing Debt Securities are or will be the only outstanding securities of Capital with respect to

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      5

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

which Capital is or will be subject to such reporting requirements.

     In Staff Accounting Bulletin No. 53 ("SAB 53"), the Staff expressed the view that in situations where the issuer of a guaranteed security is wholly-owned by the guarantor, the guaranty is full and unconditional, the guarantor is itself a reporting company under the Exchange Act and the issuer has more than minimal independent operations of its own, upon application, the issuer "would be conditionally exempted pursuant to Section 12(h) of the Exchange Act from reporting obligations under such act." SAB 53, Paragraph G, note 2. In implementing SAB 53, the Staff has routinely expressed no objection to the cessation of such reporting by such subsidiaries, provided the parent guarantor includes in the notes to its consolidated financial statements "summarized financial information" on the subsidiary as defined in Rule 1-02(bb)(1) of Regulation S-X. See, e.g., Forest Oil Corporation (available December 19, 1997); Cadbury Schweppes plc (available March 21, 1996); IntelCom Group, Inc. (available December 28, 1995); CSR Limited (available October 25,
1995); Data Documents Holdings, Inc. (available March 31, 1995); Union Oil Company of California (available September 2, 1994); Greystone Homes, Inc. (available August 22, 1994); Time Warner Entertainment Company, L.P. (available November 5, 1993); First Union Corporation (available July 30, 1993); BankAmerica Corporation (available March 20, 1992); Union Carbide Corporation (available April 12, 1991); Norfolk and Western Railway Company (available December 24, 1990); and Time Warner Inc. (available January 9, 1990).

     The same conclusion has been reached in situations where the guarantor is a foreign corporation, including where (i) the guarantor is a Canadian corporation and a foreign private issuer which satisfies its reporting obligations under the Exchange Act through periodic filings using the MJDS provisions and the domestic subsidiary registered its securities using Form F-3 (see, e.g., The Loewen Group, Inc. (available November 18, 1994)), (ii) the guarantor is a Canadian corporation (but not a foreign private issuer) which satisfies its reporting obligations under the Exchange Act through periodic filings using the forms of reports filed by domestic companies (see, e.g., The Loewen Group, Inc. (available October 20, 1997; available March 13, 1997; and available December 13, 1996)), (iii) the guarantor is an Australian corporation which satisfies its reporting obligations through periodic filings on Forms 20-F and 6-K and the domestic subsidiary registered its securities using Form F-1 (see, e.g., CSR Limited (available October 25, 1995)) and (iv) the guarantor is a Mexican corporation which satisfies its reporting obligations through periodic filings on Forms 20-F and 6-K (see, e.g., Dine, S.A. de C.V. (available October 24,
1997)).

     In addition, the same conclusion has been reached where the subsidiaries continue to issue debt securities (guaranteed by the parent)

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      6

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

registered under the Securities Act pursuant to a shelf or other registration statement or where a filing on Form S-3 was pending or planned. See, e.g., The Loewen Group Inc. (available October 20, 1997); Data Documents Holdings, Inc. (available March 31, 1995); Union Oil Company of California (available September 2, 1994); Alcan Aluminum Corp. (available March 1, 1993); Bell Atlantic Corporation (available December 21, 1992); Joseph E. Seagram & Sons, Inc. (available March 25, 1992); Southwestern Bell Capital Corporation (available October 16, 1986); and Pacific Telesis Group (available July 25, 1986). In both Union Oil and Data Documents Holdings, the Staff expressly stated, in the context of Form S-3, that "assuming that General Instruction C.2. or C.3. is satisfied at the time a registration statement is filed, the Division will not object if [the subsidiary ceasing to file reports under the Exchange Act] uses Form S-3 to register future offerings of securities". Based on the foregoing, so long as General Instruction C.2 or C.3 to Form S-3 or General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 (which correspond to General Instruction C.2 and C.3 to Form S-3) is satisfied at the time a registration statement on Form S-3 or Form F-3, as the case may be, is filed (or, in the case of conversion of a registration statement on Form S-3 to a registration statement on Form F-3 by post-effective amendment, General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 is satisfied at the time of the filing of such post-effective amendment), Capital should remain eligible to continue to issue Additional Debt Securities pursuant to the March 1998 Registration Statement and should remain eligible to use Form F-3 as a form of registration statement for registering Future Debt Securities (or, in the case of such a conversion, Additional Debt Securities).

     The existence of the Up-Stream Guaranty provides an even stronger factual case for the requested relief than was present in the above-referenced no-action letters granting relief where no corresponding up-stream guaranty existed. This is so because the combination of the Up-Stream Guaranty, the Existing Securities Guaranty, the Existing Securities Subordinated Guaranty, the Additional Debt Securities Guaranty and the Future Debt Securities Guaranty permit or will permit the holders of the Newcourt Debt, the Existing Debt Securities, the Additional Debt Securities and the Future Debt Securities to seek payment from both Capital and Newcourt with respect to such securities (subject to any applicable subordination provisions and, in the case of the Newcourt Debt guaranteed by the Up-Stream Guaranty, to any potential challenge as to the Up-Stream Guaranty under fraudulent conveyance principles, in which event the existing case would still be similar to the facts present in such no-action letters). Thus, the consolidated statements of Newcourt (which would include Capital as a consolidated subsidiary) would be the most relevant financial statements for the holders of each of such securities.

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      7

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

     Rule 1-02(bb) of Regulation S-X defines "wholly-owned subsidiary" to mean a subsidiary substantially all of whose outstanding voting shares are owned by its parent and/or its parent's other wholly-owned subsidiaries. Thus, Capital is a wholly-owned subsidiary of Newcourt within the meaning of such definition. Capital has more than minimal independent operations of its own. Newcourt is a reporting company under the Exchange Act by virtue of Section 13 thereof. Newcourt expects to be current in its reporting obligations thereunder and is prepared to provide summarized financial information (as defined in Rule 1-02(bb)(1) of Regulation S-X) as to Capital in Newcourt's periodic reports under the Exchange Act (for so long as the Future Debt Securities, the Additional Debt Securities or the Existing Debt Securities remain outstanding, unless the filing of periodic reports would not otherwise be required).

     The Staff has expressed its view, in previous no-action letters, that a guarantee is unconditional unless there is a condition precedent to the guarantor's liability, or unless a creditor must proceed against the principal obligor before attempting to collect from the guarantor. See, e.g., Southwestern Bell Corporation (available October 16, 1986); Pacific Telesis Group (available July 25, 1986). The Future Debt Securities Guaranty, the Additional Debt Securities Guaranty and the Existing Securities Guaranty by their terms do not or will not require satisfaction of any condition precedent to Newcourt's liability, and the holders of the Future Debt Securities, the Additional Debt Securities and the Existing Debt Securities (upon execution of the Future Debt Securities Guaranties, the Additional Debt Securities Guaranty and the Existing Securities Guaranty, as the case may be) will (by the terms of such guaranties) be entitled to proceed directly against Newcourt without proceeding first against Capital. Thus, based upon the foregoing, upon execution of such guaranties, Newcourt will have fully and unconditionally guaranteed the Future Debt Securities, the Additional Debt Securities and the Existing Debt Securities.

     Under the circumstances described above and based upon the historical position of the Staff expressed in SAB 53 and the letters referred to above, it is consistent with the public interest and protection of investors to allow the reports and other documents to be filed by Newcourt pursuant to Section 13 of the Exchange Act to satisfy the reporting obligations of Capital with respect to the Future Debt Securities, the Additional Debt Securities and the Existing Debt Securities and for Capital to be relieved of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

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      8

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

                   B. NO REQUIREMENT FOR NEWCOURT TO REGISTER
           THE EXISTING SECURITIES GUARANTY OR THE EXISTING SECURITIES
              SUBORDINATED GUARANTY UNDER THE SECURITIES ACT OR TO
        QUALIFY A SUPPLEMENTAL INDENTURE RELATING THERETO UNDER THE TIA .

     Section 2(3) of the Securities Act states that the "sale" of a security must involve some disposition "for value". We have been advised by Capital that, under the terms of the indentures or other instruments relating to the Existing Debt Securities, the holders thereof do not have any right to vote upon or contest the Existing Securities Guaranty. As a result, such holders would not be making an investment decision with respect to a "new" security. Furthermore, such holders will not pay any consideration or give up any rights to obtain the benefits of the Existing Securities Guaranty, and Newcourt has advised us that it is not obligated to provide the Existing Securities Guaranty by any indenture or other agreement. Accordingly, there should be no "sale" within the meaning of
Section 2(3) of the Securities Act and therefore no requirement to register the Existing Securities Guaranty under the Securities Act. The Staff has previously reached the same conclusion in similar situations. See, e.g., Time Warner Entertainment Company, L.P. (available November 5, 1993); BankAmerica Corporation (available March 20, 1992); Union Carbide Corporation (available April 12, 1991); Norfolk and Western Railway Company (available December 24,
1990); Time Warner Inc. (available January 9, 1990); FHC-CompCare, Inc. (available October 12, 1989); Daisy Systems Corporation (available April 10,
1989); Newell Co. (available July 22, 1987); McKesson Corp. (available September 12, 1985); and American General Corp. (available September 19, 1980).

     For the same reasons discussed above, issuance of the Existing Securities Guaranty should not constitute a "sale" within the meaning of Section 303(a) of the TIA, which adopts the definition of "sale" contained in Section 2(3) of the Securities Act. Accordingly, qualification of a supplemental indenture should not be required under the TIA. The Staff has previously reached the same conclusion in similar situations. See, e.g., BankAmerica Corporation (available March 20, 1992); Union Carbide Corporation (available April 12, 1991); Norfolk and Western Railway Company (available December 24, 1990); Time Warner Inc. (available January 9, 1990); FHC-CompCare, Inc. (available October 12, 1989); Daisy Systems Corporation (available April 10, 1989); Newell Co. (available July 22, 1987); McKesson Corp. (available September 12, 1985); and American General Corp. (available September 19, 1980).

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      9

                                                        Form 8-K October 2, 1998
                                                        Exhibit 99(c)

IV. SUMMARY AND CONCLUSION.

     Based upon the foregoing, on behalf of Newcourt and Capital, we respectfully request the Commission to grant, pursuant to Section 12(h) of the Exchange Act, an order exempting Capital from the periodic reporting requirements of Sections 13 and 15(d) of the Exchange Act or, in the alternative, the Staff to confirm that, under the circumstances described above, it will not recommend to the Commission any enforcement action if Capital does not comply with the periodic reporting requirements of Sections 13 and 15(d) of the Exchange Act provided that Newcourt continues to comply with its periodic reporting requirements under the Exchange Act pursuant to MJDS or otherwise, and includes in its reports summarized financial information (as defined in Rule 1-02(bb)(1) of Regulation S-X) with respect to Capital.

     Also, we respectfully request the Staff to confirm that (a) Capital will remain eligible to issue Additional Debt Securities under the March 1998 Registration Statement (or, if the Staff should conclude otherwise, confirm that the March 1998 Registration Statement may be converted to a Registration Statement on Form F-3 by post-effective amendment if General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 is satisfied at the time of the filing of such post-effective amendment) and (b) so long as General Instruction I.A.5(ii) or I.A.5(iii) to Form F-3 is satisfied at the time a registration statement on Form F-3 is filed by Capital, Capital will remain eligible to use Form F-3 as a form of registration statement for registering Future Debt Securities, in each case notwithstanding Capital's ceasing to file reports under the Exchange Act pursuant to the requested exemptive order or no-action letter.

     Lastly, we respectfully request the Staff to confirm that it will not recommend enforcement action to the Commission, under the circumstances described above, if: (i) Newcourt does not register the Existing Securities Guaranty under the Securities Act; and (ii) a supplemental indenture is not qualified under the TIA with respect to the Existing Securities Guaranty.

     As required by Securities Act Release No. 33-6269, seven additional copies of this letter are submitted herewith. If you have any questions concerning this letter or if you require any additional information, please contact either Dennis V. Osimitz (312/853-7748) or James D. Johnson (212/906-2350).
Additionally, if you do not agree with any of the views expressed herein, we respectfully request an opportunity to discuss the matter with you prior to any written response to this letter.

                                       Very truly yours,